                                                                    EXHIBIT 99.1


                                                                      (OCA LOGO)

CONTACT:   Cory Armand
           (866) 765-8583


               OCA FILES FORM 10-Q AND ANNOUNCES FINANCIAL RESULTS
                          FOR THE FIRST QUARTER OF 2004


METAIRIE, Louisiana (May 20, 2004) - Orthodontic Centers of America, Inc. (NYSE:
OCA) today announced that it has filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 with the Securities and Exchange Commission.

         As previously announced, the Company has adopted Financial Accounting Standards Board Interpretation No. 46R, "Consolidation of Variable Interest Entities - an Interpretation of ARB No. 51" ("FIN 46R"). The financial information included in this release for the first quarter of 2004 reflects the Company's adoption of FIN 46R, and includes the Company's Condensed Consolidated Statements of Income, Condensed Consolidated Balance Sheets and Condensed Consolidated Statements of Cash Flows.

         Bart F. Palmisano, Sr., the Company's Chief Executive Officer, commented, "We continue to make progress on a number of fronts that are important to the long range future of the Company, including improved transparency of our accounting. We have a core group of practices with highly motivated doctors who value their relationship with us. This successful base business gives us the means and the opportunity to transform OCA into an international business services company. Through OCA OutSource, we are already well on our way to providing business services to general dentists with physicians to follow later in the year. Driving this effort is OCA's unique experience and the valuable franchise we created over the past ten years by developing a comprehensive suite of services that can now be offered to the full spectrum of medical professionals. We are very excited about the world of opportunity we have before us."

         The Company confirms the following results, which reflect the Company's adoption of FIN 46R effective January 1, 2004:

                         CONDENSED INCOME STATEMENT DATA
                      (in millions, except per share data)

                                                                                         THREE MONTHS ENDED
                                                                                              MARCH 31,
                                                                                        ---------------------
                                                                                          2004        2003(1)
                                                                                        -------       -------
                                                                                                    (Pro forma)
Patient revenue                                                                         $ 110.9       $ 112.9
Income before cumulative effect of change in accounting principle                           7.2           6.7
Diluted income per share before cumulative effect of change in accounting principle     $  0.14       $  0.13

-------------
(1) On a pro forma basis, calculated as if the Company's adoption of FIN 46R was effective January 1, 2003.


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
OCA Announces Final First Quarter 2004 Financial Results
Page 2
May 20, 2004



                       CONDENSED CASH FLOWS STATEMENT DATA
                                  (in millions)

                                                          THREE MONTHS ENDED
                                                               MARCH 31,
                                                         --------------------
                                                           2004         2003
                                                         -------      -------
                                                                      (Actual)
Net cash provided by operating activities                $  14.7      $  12.9
Net cash used in investing activities                       (8.0)        (6.1)
Net cash used in financing activities                       (2.4)        (2.0)
Change in cash and cash equivalents                          4.0          4.6

         For additional information and discussion regarding the first quarter results, please refer to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, filed today with the Securities and Exchange Commission.

         As previously announced, the Company has made a number of changes in its accounting and financial statement presentation effective as of January 1, 2004, in connection with its adoption of FIN 46R. These include:

o CONSOLIDATION. The Company now consolidates the assets, liabilities, equity and financial results of its affiliated practices, other than non-performing practices that are engaged in litigation with the Company and/or have ceased paying service fees.

o PATIENT REVENUE. The Company now records patient revenue under patient contracts between affiliated practices and their patients, rather than the fee revenue portion that represented the Company's service fees.

o REVENUE RECOGNITION. The Company now recognizes patient revenue based upon a straight-line allocation of patient contract balances over the term of treatment (which averages about 25 months), except that a portion relating to retainers will be recognized in the final month of treatment when braces are removed and retainers are provided to patients. This eliminates the recognition of revenue related to retainers over the term of treatment, which resulted in increasing amounts of unbilled service fees receivable under the Company's prior revenue recognition policy.

o AMOUNTS RETAINED BY PRACTITIONERS. The portion of patient revenue that is retained by practitioners is now reflected as an expense in the Company's consolidated income statements.

o PATIENT RECEIVABLES. The Company now records patient receivables owed to affiliated practices under their patient contracts. The Company no longer records service fees receivable.

o IDENTIFIABLE INTANGIBLES AND GOODWILL. The Company now records amounts paid to affiliate with practices or amend service agreements as goodwill, rather than identifiable intangibles. As a result, the Company will test goodwill for impairment rather than record amortization expense relating to its intangible investments in service agreements. The Company will continue to amortize identifiable intangible assets associated with non-performing practices that are engaged in litigation with the Company and/or have ceased paying service fees.

o ADVANCES TO PRACTITIONERS. The Company now records cash advances to practitioners during the start-up or expansion phase of a new center as expenses when incurred, as amounts retained by practitioners, rather than as a receivable. Repayment of the cash advances will now reduce amounts retained by practitioners during the period in which the advance is repaid.


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
OCA Announces First Quarter Results
Page 3
May 17, 2004


         OCA is the leading provider of business services to orthodontists and pediatric dentists. The Company's client practices provide treatment to patients throughout the United States and in Japan, Mexico, Spain and Puerto Rico. For additional information on OCA, visit the Company's web site: www.4braces.com.

         Certain statements contained in this release may not be based on historical facts and are "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology, such as "anticipate," "believe," "estimate," "expect," "may," "might," "will," "would," or "intend." These forward-looking statements include, without limitation, those relating to the Company's prospects, future potential and growth and OCA OutSource. The Company cautions you not to place undue reliance on the forward-looking statements contained in this release in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. Those factors include, but are not limited to, potential adverse changes in the Company's financial results and condition, adverse outcomes of litigation pending against the Company and its subsidiary, OrthAlliance, Inc., or inability to resolve that litigation on terms favorable to the Company, inability or delay in successfully marketing OCA OutSource's services, changes in the Company's operating or expansion strategy, disruption of the Company's relationships with its affiliated practices or loss of a significant number of the Company's affiliated practices, inability or delay in successfully executing the Company's strategies, inability to attract and retain qualified management, personnel and affiliated practitioners, inability to effectively market the services of the Company and its affiliated practices, including those business services outside of traditional orthodontics and pediatric dentistry, impact of competition and existing and future regulations affecting orthodontics, pediatric dentistry and the Company's business, difficulties in staffing and managing foreign offices, foreign currency exchange fluctuations and other difficulties arising from international expansion, adverse changes in general economic conditions and business conditions, and other risks detailed from time to time in the Company's press releases, Annual Report on Form 10-K for the year ended December 31, 2003, and other filings with the Securities and Exchange Commission. The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.




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


OCA Announces Final First Quarter 2004 Financial Results
Page 4
May 20, 2004


                      ORTHODONTIC CENTERS OF AMERICA, INC.
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                          THREE MONTHS ENDED
                                                                                                MARCH 31,
                                                                                        ------------------------
                                                                                              2004         2003
                                                                                        ---------      ---------
                                                                                              (Unaudited)
Patient revenue                                                                         $ 110,898      $      --
Fee revenue                                                                                    --        100,639
Direct expenses:
     Amounts retained by practitioners                                                     32,693             --
     Salaries and benefits                                                                 27,236         29,301
     Clinical supplies and lab fees                                                         9,148         10,596
     Rent                                                                                   7,180          9,503
     Marketing and advertising                                                              5,248          6,242
                                                                                        ---------      ---------
       Total direct expenses                                                               81,505         55,642
General and administrative                                                                 12,940         12,949
Depreciation                                                                                3,791          3,532
Amortization                                                                                  190          2,426
Asset impairments                                                                              --            703
                                                                                        ---------      ---------
Operating income                                                                           12,472         25,387
Interest expense, net                                                                      (1,165)        (1,429)
Non-controlling interest in subsidiary                                                         94            (14)
                                                                                        ---------      ---------
Income before income taxes and cumulative effect of change in accounting principle         11,401         23,944
Income taxes                                                                                4,161          9,039
                                                                                        ---------      ---------
Income before cumulative effect of change in accounting principle                           7,240         14,905
Cumulative effect of change in accounting principle, net of income tax benefit            (74,661)            --
                                                                                        ---------      ---------
Net income (loss)                                                                       $ (67,421)     $  14,905
                                                                                        =========      =========

Net income (loss) per share:
     Basic before cumulative effect of change in accounting principle                   $    0.14      $    0.30
     Cumulative effect of change in accounting principle, net of income tax benefit         (1.49)            --
                                                                                        ---------      ---------
     Basic                                                                              $   (1.35)     $    0.30
                                                                                        =========      =========

Net income (loss) per share:
     Diluted before cumulative effect of change in accounting principle                 $    0.14      $    0.30
     Cumulative effect of change in accounting principle, net of income tax benefit         (1.49)            --
                                                                                        ---------      ---------
     Diluted                                                                            $   (1.35)     $    0.30
                                                                                        =========      =========

Weighted average shares outstanding:
     Basic                                                                                 50,070         50,197
                                                                                        =========      =========
     Diluted                                                                               50,070         50,402
                                                                                        =========      =========



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
OCA Announces Final First Quarter 2004 Financial Results
Page 5
May 20, 2004



                      ORTHODONTIC CENTERS OF AMERICA, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                                         MARCH 31,      DEC. 31,
                                                                                           2004           2003
                                                                                         ---------      ---------
                                                                                        (Unaudited)
ASSETS
Current assets:
    Cash and cash equivalents                                                            $  11,345      $   7,391
    Patient receivables, net of allowance for uncollectible amounts of
       $8,197 at March 31, 2004                                                            122,968             --
    Current portion of service fees receivable, net of allowance for uncollectible
       amount of $8,382 at December 31, 2003                                                    --         96,720
    Current portion of advances to practitioners, net of allowance for uncollectible
       amounts of $0 at March 31, 2004 and $1,438 at December 31, 2003                      10,519         16,544
    Deferred income taxes                                                                   38,836         43,346
    Supplies inventory                                                                      13,197         13,726
    Prepaid expenses and other assets                                                        4,106          4,979
                                                                                         ---------      ---------
       Total current assets                                                                200,971        182,706
Financed practice-related expense portion of service fees receivable                            --         51,558
Advances to affiliated practices, less current portion, net of allowance for
    uncollectible amounts of $2,214 at December 31, 2003                                        --         12,921
Property, equipment and improvements, net                                                   90,760         89,458
Assets associated with non-performing practices, net of allowance for uncollectible
    amounts of $2,249 at March 31, 2004 and $2,256 at December 31, 2003                     31,979         26,682
Deferred tax assets, net                                                                    16,492             --
Identifiable intangible assets, net                                                             --        201,163
Goodwill                                                                                   290,445         87,641
Other assets                                                                                14,251         13,547
                                                                                         ---------      ---------

TOTAL ASSETS                                                                             $ 644,898      $ 665,676
                                                                                         =========      =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable                                                                         $   6,699      $   8,985
Accrued salaries and other accrued liabilities                                              12,785         13,977
Service fee prepayments                                                                         --          1,157
Deferred revenue                                                                            92,279             --
Amounts payable to practitioners                                                             8,392          5,373
Current portion of notes payable to practitioners                                            2,397          2,122
Current portion of long-term debt                                                            8,333          8,333
                                                                                         ---------      ---------
Total current liabilities                                                                  130,885         39,947
Deferred income tax liability, net                                                              --         41,268
Notes payable to practitioners, less current portion                                         3,338          4,050
Long-term debt, less current portion                                                        85,640         87,724

Shareholders' equity:
Preferred stock, $.01 par value: 10,000,000 shares authorized; no shares
    outstanding                                                                                 --             --
Common stock, $.01 par value: 100,000,000 shares authorized;
    approximately 51,353,000 shares issued and outstanding at March 31, 2004
    and 51,341,000 shares issued and outstanding at December 31, 2003                          530            513
Additional paid-in capital                                                                 218,654        218,530
Retained earnings                                                                          222,555        289,976
Accumulated other comprehensive loss                                                          (491)          (119)
Less cost of approximately 1,256,000 shares of treasury stock at March 31, 2004
    and December 31, 2003                                                                  (16,213)       (16,213)
                                                                                         ---------      ---------
Total shareholders' equity                                                                 425,035        492,687
                                                                                         ---------      ---------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                               $ 644,898      $ 665,676
                                                                                         =========      =========


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
OCA Announces Final First Quarter 2004 Financial Results
Page 6
May 20, 2004




                      ORTHODONTIC CENTERS OF AMERICA, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                                              THREE MONTHS ENDED
                                                                                                   MARCH 31,
                                                                                             -----------------------
                                                                                               2004          2003
                                                                                             --------      ---------
                                                                                                   (Unaudited)

Operating activities:
Net income (loss)                                                                            $(67,421)     $  14,905
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
     Cumulative effect of change in accounting principle, net of income tax benefit            74,661             --
     Provision for bad debt expense                                                               348            644
     Depreciation and amortization                                                              3,981          5,958
     Asset impairments                                                                             --            703
     Deferred income taxes                                                                      4,510          8,887
     Changes in operating assets and liabilities:
       Patient receivables                                                                     (5,363)            --
       Service fees receivable                                                                     --        (11,886)
       Deferred revenue                                                                         3,219             --
       Service fee prepayments                                                                     --         (2,447)
       Accounts payable and other current liabilities                                          (3,477)
                                                                                                              (4,268)
       Amounts payable to practitioners                                                         3,019             --
       Other                                                                                    1,197            388
                                                                                             --------      ---------
Net cash provided by operating activities                                                      14,674         12,884

Investing activities:
     Purchases of property, equipment and improvements                                         (5,093)        (4,349)
     Advances to practitioners, net                                                            (1,512)          (300)
     Notes receivable                                                                            (499)        (1,172)
     Other                                                                                       (864)          (286)
                                                                                             --------      ---------
Net cash used in investing activities                                                          (7,968)        (6,107)

Financing activities:
     Repayment of notes payable to practitioners                                                 (438)        (2,628)
     Repayment of long-term debt                                                               (2,083)      (109,640)
     Proceeds from long-term debt                                                                  --        109,900
     Issuance of common stock                                                                     141            405
                                                                                             --------      ---------
Net cash used in financing activities                                                          (2,380)        (1,963)

Effect of exchange rate changes on cash and cash equivalents                                     (372)          (210)
Change in cash and cash equivalents                                                             3,954          4,604
Cash and cash equivalents at beginning of period                                                7,391          7,522
                                                                                             --------      ---------
Cash and cash equivalents at end of period                                                   $ 11,345      $  12,126
                                                                                             ========      =========

Supplemental cash flow information:
    Cash paid during period for:
       Interest                                                                              $  1,192      $   1,392
                                                                                             ========      =========
       Income taxes                                                                          $    300      $      77
                                                                                             ========      =========

Supplemental disclosures of non-cash investing and financing activities:
     Notes payable and common stock issued to obtain Service Agreements                      $     --      $     284
                                                                                             ========      =========



                                      -END-